LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2022
LOSS PER SHARE
Reconciliation for the calculation of basic and diluted loss per share

	2022	2021
Net Loss Attributable to the Company	$(35,534,892)	$(44,167,812)
Less Dividends and Increase in Redemption Values of GH Group Preferred Shares	(20,250,481)	(1,797,423)
Net Loss Attributable to the Company	(55,785,373)	(45,965,235)
Weighted-Average Shares Outstanding - Basic and Diluted	64,182,436	40,280,639
Loss Per Share Attributable to the Company - Basic and Diluted	$(0.87)	$(1.14)